SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported)
                                 August 7, 1997


                      National Properties Investment Trust
              Formerly Richard Roberts Real Estate Growth Trust I
               (Exact Name of Registrant as Specified in Charter)


 Massachusetts                 2-95449                        06-6290322
(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)
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                      P.O. Box 148 Canton Center, CT 06020
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       Registrant's telephone number, including area code (888) 678-1109



                                      N/A
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)



     ITEM 5. OTHER EVENTS

     On August 7, 1997, each of the Trustees of the Registrant executed a Restated Declaration of Trust of National Properties Investment Trust that was filed with the Secretary of State of the Commonwealth of Massachusetts on August 19, 1997 (the "New Declaration of Trust"). This New Declaration of Trust amends and restates the Declaration of Trust of Richard Roberts Real Estate Growth Trust 1 executed as of January 16, 1985 and filed with the Secretary of State of the Commonwealth of Massachusetts on January 18, 1985, as amended and restated by the Amended and Restated Declaration of Trust executed on March 11, 1985 and filed with the Secretary of State of the Commonwealth of Massachusetts on March 15, 1985, as amended and restated by the Amended and Restated Declaration of Trust executed on March 31, 1985, and filed with the Secretary of State of the Commonwealth of Massachusetts on April 9, 1985, as amended and restated by the Amended and Restated Declaration of Trust executed on April 18, 1995, and filed with the Secretary of State of the Commonwealth of Massachusetts on May 1, 1995 (the "Old Declaration of Trust").

     The New Declaration of Trust amends and restates the Old Declaration of Trust to, among other things, make the Trust self-managing with an infinite life.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

     Amended and Restated Declaration of Trust of National Properties Investment Trust formerly known as Richard Roberts Real Estate Growth Trust 1.



    [Remainder of page intentionally left blank. Signature page to follow.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NATIONAL PROPERTIES INVESTMENT TRUST



                               BY:     /s/ Peter M. Stein
                               Peter M. Stein,
                               Managing Trustee
October 17, 1997

                               INDEX TO EXHIBITS



  Exhibit
  Number                  Description

3.1(i) Amended and Restated Declaration of Trust of National Properties Investment Trust formerly known as Richard Roberts Real Estate Growth Trust 1.

                                                                 Exhibit 3.1(i)


                                    RESTATED

                              DECLARATION OF TRUST

                                       of

                      NATIONAL PROPERTIES INVESTMENT TRUST

               F/K/A/ RICHARD ROBERTS REAL ESTATE GROWTH TRUST 1


     This is a Restated Declaration of Trust ("Restated Declaration") executed on the 7th day of August, 1997 by PETER M. STEIN, residing at 32 Hanson Road, Canton Center, Connecticut 06020, JAY GOLDMAN, residing at 41 Vineyard Road, Newton, Massachusetts 02159 and ROBERT H. REIBSTEIN, residing at 135 Dedham Street, Newton, Massachusetts 02161, restating the Declaration of Trust of Richard Roberts Real Estate Growth Trust 1 executed as of January 16, 1985 and filed with the Secretary of State of the Commonwealth of Massachusetts on January 18, 1985 (the "Original Declaration"), as amended by the Amended and Restated Declaration of Trust executed on March 11, 1985 and filed with the Secretary of State of the Commonwealth of Massachusetts on March 15, 1985, as amended by the amended and Restated Declaration of Trust executed on March 31, 1985, and filed with the Secretary of State of the Commonwealth of Massachusetts on April 9, 1985, as amended by the Amended and Restated Declaration of Trust executed on April 18, 1995, and filed with the Secretary of State of the Commonwealth of Massachusetts on May 1, 1995. The undersigned desire that the Trust created by the Original Declaration as restated hereby (the "Trust") be operated in the manner and for the purposes hereinafter stated, and that the Trust qualify as a "real estate investment trust" under the REIT Provisions of the Code. The Trustees intend (i) to make an election to qualify the Trust as a REIT as soon as practicable after the Trust has met the REIT requirements under the Code and (ii) to conduct its operations in such a manner as to enable the Trust to continue to qualify as a REIT. The undersigned may hereafter acquire, hold, manage and dispose of certain assets as Trustees in the manner hereinafter stated. It is proposed that the beneficial interest in the Trust and the Trust assets shall be divided into transferable shares of beneficial interest, evidenced by certificates therefore as hereinafter provided. Accordingly, the undersigned hereby declare that they will hold in trust any and all property of every type and description which they are acquiring or may hereafter acquire as Trustees, together with the proceeds thereof, and will manage and dispose of the same from time to time for the benefit of the holders of the Shares being issued and to be issued hereunder in the manner and subject to the stipulations contained herein. The Trust's funds shall not be held in any account in which they are commingled with the funds of any other Person.

                                   ARTICLE I

                             THE TRUST, DEFINITIONS

     Section 1.1. Name. The name of the Trust created by the Original Declaration as amended and restated hereby shall be NATIONAL PROPERTIES INVESTMENT TRUST and so far as may be practicable the Trust's activities shall be conducted, all documents shall be executed, and suits shall be prosecuted and defended under that name. Under circumstances under which the Trustees determine that the use of such name is not practicable, legal or convenient or under circumstances in which the Trustees are contractually bound to change that name, they may use such other designation or they may adopt another name under which the Trust may hold property or conduct its activities.

     Section 1.2. Place of Business. The Trust shall maintain an office in Massachusetts at c/o The Prentice-Hall Corporation System, Inc., 160 Gould Street, Needham, Massachusetts 02194, or such other place in Massachusetts as the Trustees may determine from time to time. The Trust may have such other offices or places of Business within or without the Commonwealth of Massachusetts as the Trustees may from time to time determine.

     Section 1.3. Nature of Trust. The Trust shall be of the type commonly termed a Massachusetts business trust. It is intended that the Trust shall carry on a business as a REIT as described in the REIT Provisions of the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the REIT Provisions of the Code) nor shall the Trustees or Shareholders or any of them for any purpose be, nor be deemed to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust in accordance with the rights conferred upon them by this Declaration.

     Section 1.4. Definitions. The terms defined in this Section 1.4 whenever used in this Declaration shall, unless the context otherwise requires, have the respective meanings hereinafter specified in this Section 1.4. In this Declaration, words in the singular number include the plural and in the plural number include the singular.

             (a) Affiliate. As to any Person, (i) any other Person who owns beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, (ii) any other Person which controls, is controlled by or is under common control with, such Person or (iii) any officer, retired officer, director, employee, partner or trustee of such Person or of any other Person which controls, is controlled by or is under common control with such Person.

             (b)  Affiliated Trustee. A Trustee who is not an Independent
Trustee.

             (c)  Annual Meeting of Shareholders. The meaning as set forth in
Section 2.9 hereof.

             (d)  Annual Report. The meaning set forth in Section 2.11 hereof.

             (e) Appraisal. The determination of the then Current value of Real Property as determined by a disinterested person, having no economic interest in the Real Property nor an affiliation with the Trust or its Affiliates, and who is appointed by the Trustees, and provided that such person is a member in good standing of the American Institute of Real Estate Appraisers (M.A.I.) or who in the sole judgment of the Trustees is properly qualified to make such a determination. An Appraisal that has been conducted earlier on behalf of any other Person shall constitute an Appraisal for purposes hereof so long as the Trustees rely upon the same in good faith, provided (i) it meets the aforesaid standards (other than with respect to who made the appointment) and was made on Real Property in which the Trust acquires an entire or participating interest therein or (ii) it was prepared not earlier than two years prior to the acquisition by the Trust of its interest in the Real Property. In appraising such properties, appraisers may take into consideration each of the specific terms and conditions of a purchase, including any leaseback or other guarantee arrangement contained therein. Such appraisal may not necessarily represent the cash value of the property but may be based upon the value of the income stream from such property plus the discounted value of the fee interest and other terms of the purchase.

             (f) Average Invested Assets. For any period, the average of the aggregate Book Value of the Invested Assets before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.

             (g) Book Value. The "Book Value" of an asset or assets of the Trust shall be determined on the basis of generally accepted accounting principles consistently applied and shall mean the value of such asset or assets on the books of the Trust, without deduction for depreciation or bad debts or other asset valuation reserves and without deduction for mortgages or other security interests to which such asset or assets are subject, except that no asset shall be valued at more than its fair market value as determined by the Trustees.

             (h) Code. The Internal Revenue Code of 1954, as amended, as now enacted or hereafter amended and any successor statute and the regulations promulgated thereunder.

             (i) Declaration. The Original Declaration of the Trust as restated by this Restated Declaration and all amendments, restatements, or modifications thereof.

             (j) Invested Assets. The Book Value of all Real Estate Investments of the Trust.

             (k) NASAA Guidelines. The Statement of Policy on REIT's adopted by the North American Securities Administrators Association, Inc.

             (l) Net Assets. The Book Value of all the assets of the Trust (other than intangibles) at cost before deducting depreciation or other non-cash reserves minus all the liabilities of the Trust calculated at least quarterly on a basis consistently applied, provided that prior to the initial public offering of the Shares under the Registration Statement, the Net Assets shall be no less than the lesser of (i) 10% of the total Net Assets upon completion of such offering or (ii) $200,000, and further provided that the adjusted net worth of the Trust (the amount obtained by subtracting the Trust's total liabilities from its total assets as adjusted, calculated on the basis of Book Value) shall not be less than $1,000,000 upon completion of the initial public offering of the Shares.

             (m) Net Income. For any period, the total revenues applicable to such period, less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves (but not including any gain to the Trust from the sale of any of the Trust's Real Estate Investments).

             (n) Offering Period. The period of time in which the initial offering of the Shares through the Registration Statement occurs.

             (o) Operating Expenses. The aggregate cash operating expenses of every kind for any period including additional expenses paid directly or indirectly by the Trust to, its Affiliates, or third parties based upon their relationship with the Trust, including loan administration, servicing, engineering, inspection and all other expenses, paid by the Trust, except the expenses related to raising capital, for interest, taxes and direct property acquisition, operation, maintenance and management costs.

             (p) Person. Individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

             (q) Real Estate Investment. Any direct or indirect investment in any equity interest in Real Property.

             (r) Real Property. Land, leasehold interests (including but not limited to interests of a lessor or lessee therein), rights and interests in land, and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land, leasehold interests or rights in land or interests therein, located, to the extent practicable, throughout the United States.

             (s) Registration Statement. The registration statement on Form S-11 of the Trust with respect to the Trust and the offer and sale of Shares, filed with the SEC pursuant to and in conformity with Sections six and ten of the Securities Act of 1933, as amended.

             (t) REIT. A real estate investment trust, as defined in Sections 856-860 of the Code.

             (u) REIT Provisions of the Code. Part II, Subchapter (m) of Chapter 1, of the Code and the regulations promulgated thereunder.

             (v) Securities. Any stock, shares, shares of beneficial interest, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible subordinated or otherwise or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, or purchase any of the foregoing.

             (w)  SEC. The Securities and Exchange Commission.

             (x) Shares The shares of beneficial interest of the Trust as described in Section 2.1 hereof.

             (y) Shareholders. As of any particular date, all holders of record of outstanding Shares at such time.

             (z) Trustees. As of any particular time, the trustees of the Trust holding office at such time.

                  (aa) Trust Estate. As of any particular time, any and all property, real, personal or otherwise, tangible or intangible, which is owned or held by the Trust, including, but not limited to, property which is transferred, conveyed or paid to the Trust, and all rents, income, profits and gains therefrom.

                  (bb) Trustees' Regulations. The regulations as set forth in Section 4.5 hereof.

                                   ARTICLE II

                          THE SHARES AND SHAREHOLDERS

     Section 2.1. Shares. The units into which the beneficial interest in the Trust and the Trust Estate will be divided shall be designated as Shares, each without par value. The Shares shall be of one class, and each Share shall be identical in all respects with every other Share. Subject to Section 4.2 hereof, the Trust shall have authority to issue an unlimited number of Shares, without par value. The certificates evidencing the Shares shall be in such form, and signed as provided in Section 4.2(e) on behalf of the Trust and of a transfer agent and/or registrar (if any) in such manner as the Trustees may from time to time prescribe or as may be prescribed in the Trustees' Regulations. The certificates shall be negotiable and title thereto and to the Shares represented thereby shall be transferred by assignment and delivery thereof to the same extent and in all respects as a share certificate of a Massachusetts business corporation (subject to Sections 2.4, 2.13 and 4.2(e)). The Shares shall be issued by action of the Trustees and may be issued for such consideration as the Trustees shall deem advisable (and shall not be issued until such consideration is fully paid) or by way of share dividend or share split in the discretion of the Trustees. All Shares shall be validly issued, fully paid and nonassessable Shares by the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend or share split, and when so issued will be deemed fully paid and non-assessable. Each holder of Shares shall as a result of being such holder be deemed to have agreed to the terms of this Declaration and to be bound thereby. The holders of Shares shall be entitled to receive, when and as declared from time to time by the Trustees out of any funds legally available therefor, such dividends as may be declared from time to time by the Trustees. In the event of the termination of the Trust or upon the distribution of its assets, the assets of the Trust available for payment and distribution to Shareholders shall be distributed ratably among the holders of Shares at the time outstanding with an equal amount of assets per Share being distributed. The Shares shall entitle the holders thereof to one non-cumulative vote per share, shall not entitle the holders thereof to preference, appraisal, conversion, exchange, preemptive or redemption rights of any kind and shall have equal dividend or distribution, liquidation and other rights. The Shareholders cannot be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares.

     Section 2.2. Legal Ownership of Trust Estate. The legal ownership of the Trust Estate and the right to control and conduct the business of the Trust are vested exclusively in the Trustees (subject to Article III and Article IV hereof), and the Shareholders shall have no interest therein other than beneficial interest in the Trust and the Trust Estate conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate.

     Section 2.3. Shares Deemed Personal Property. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth or provided for in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever (including without limitation the right to an accounting), whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise except the sole right to demand and, subject to the provisions of this Declaration, the Trustees' Regulations and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

     Section 2.4. Share Record: Issuance and Transferability of Shares. Records shall be kept (at the executive offices of the Trust or at the offices of its transfer agent, if any) by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of

Shares. The Trust and the Trustees and any agents or employees of the Trust shall be entitled to deem the Persons in whose names certificates are registered on the records of the Trust to be the absolute owners of the Shares represented thereby for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees, employees or agents of the Trust from inquiring as to the actual ownership of Shares. A transfer of Shares shall not be effective until any such transfer is duly effected on the records of the Trust, and until such time, the Trustees shall not be affected by any notice of such transfer, either actual or constructive.

           Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trustees or a transfer agent of the Trust of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust, the delivered certificates canceled and a new certificate for the Shares so transferred shall be issued to the transferee and in case of transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such shares and shall receive a new certificate therefor but only upon delivery to the Trustees or a transfer agent of the Trust of evidence satisfactory to the Trustees or transfer agent of the Trust to demonstrate such entitlement, the existing certificate for such Shares and such releases from applicable governmental authorities as may be required by the Trustees or transfer agent. In case of the loss, mutilation or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty or limit their rights to inquire into adverse claims.

     Section 2.5. Dividends or Distributions to Shareholders. The Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or assets of the Trust or Securities issued by the Trust, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or financing or refinancing of Trust obligations, or from the sale of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine and in accordance with the Trust's policies concerning distributions set forth in
Section 5.1 hereof. Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. The Trustees shall furnish the Shareholders within a reasonable time after each such dividend or distribution with a statement in writing advising as to the source of the funds so distributed or, if the source thereof has not then been determined, the communication shall so state and in such event the statement as to such source shall be sent to the Shareholders not later than sixty (60) days after the close of the fiscal year in which the dividend or distribution was made, also the Trust shall furnish to each Shareholder not later than sixty (60) days after the close of each fiscal year in which a dividend or distribution was made a statement setting forth distributions paid during such year and their characterization as ordinary income, return of capital or capital gain.

     Section 2.6. Transfer Agent, Dividend Disbursing Agent and Registrar. The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and to disburse any dividends and distributions, and to have and perform, in respect of all original issues and transfers of Shares, dividends and distributions and reports and communications to Shareholders, the power and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Massachusetts business corporation.

     Section 2.7. Repurchase of Securities. The Trustees may, on behalf of the Trust, purchase or otherwise acquire its outstanding Securities (except for its outstanding Shares unless otherwise permitted hereunder, however acquisitions of Shares by the Trust's Share Resale Plan during the Offering Period are not prohibited hereby) from time to time for such consideration and on such terms as they may deem proper.

     Section 2.8. Trustees as Shareholders. Any Trustee in his individual capacity may purchase and otherwise acquire its or sell and otherwise dispose of Shares issued by the Trust, and in so doing shall be subject to the same limitations as a director of a Massachusetts business corporation.

     Section 2.9. Shareholders' Meetings.

             (a) Annual Meetings. There shall be an annual meeting of the Shareholders, at such date, time and place as shall be determined by or in the manner prescribed in, the Trustees' Regulations, at which the Trustees shall be elected and any other proper business may be conducted. In any such case, the Annual Meeting of Shareholders shall be held after delivery to the Shareholders of the Annual Report and within six (6) months after the end of each fiscal year.

             (b) Special Meetings. Special meetings of Shareholders may be called by a majority of the Trustees and shall be called by the Managing Trustee upon the written request of Shareholders holding in the aggregate not less than ten percent (10%) of the total votes authorized to be cast by the outstanding Shares of the Trust entitled to vote at such meeting, in the manner provided in the Trustees' Regulations. Upon receipt of a written request either in person or by registered mail stating the purpose(s) of the meeting requested by Shareholders, the Trust shall provide all Shareholders, within ten (10) business days after receipt of said request, with written notice (either in person or by mail) of a special meeting to be held on a date not less than twenty (20) nor more than sixty (60) days after receipt of said request, at a time and place convenient to Shareholders. Notice of any special meeting shall state the nature of the business to be transacted and that no other business shall be considered at such meeting.

             (c) Quorum. The presence in person or by proxy of the holders of Shares entitled to vote at the meeting representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote on any question shall constitute a quorum at any such meeting for action on such question. Any meeting may be adjourned from time to time by a majority of the votes of Shareholders entitled to vote thereat present in person or by proxy properly cast upon the question, whether or not a quorum is present, and the meeting may be reconvened without further notice. At any reconvened session of the meeting at which there shall be a quorum, any business may be transacted at the meeting as originally noticed.

             (d) Voting Rights. Whenever any action is to be taken by the Shareholders, it shall, except as otherwise required by this Declaration, be authorized by holders of a majority of the Shares then outstanding and entitled to vote thereon which are present at the meeting in person or by proxy. At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method and the election of Trustees shall be by the affirmative vote of the holders of shares representing a majority of the total votes authorized to be cast by shares then outstanding which are present at the meeting in person or by proxy and entitled to vote in the election of the Trustees. The Shareholders shall be entitled, to the same extent as the shareholders in a Massachusetts business corporation, to determine by vote whether a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its Shareholders. Except with respect to matters on which a Shareholders' vote shall determine action of the Trust as expressly set forth in this Declaration, no action taken by the Shareholders at any meeting shall in any way bind the Trustees or the Trust.

             Except as provided in this Section 2.9(d), the Shareholders shall be entitled to vote only upon the following matters: (1) election of Trustees and calling of special meetings of Shareholders as provided in this Section 2.9 hereof; (2) change in the number of Trustees as provided in Section 3.1 hereof;
(3) removal of Trustees as provided in Section 3.3 hereof; (4) approval or ratification of an amendment of this Declaration by the Trustees as provided in
Section 7.3 hereof; (5) approval or ratification of a merger or reorganization of the Trust or sale of all or substantially all of its assets as provided in
Section 7.4 hereof; (6) modifications of the investment policy of the Trust as provided in Section 5.1 hereof; and (7) termination of the Trust pursuant to
Section 7.1 hereof and discontinuance of its operations as provided in Section 4.2(x) hereof.

             (e) Notice to Shareholders. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

     Section 2.10. Proxies. Whenever the vote or consent of a Shareholder entitled to vote is required or permitted under this Declaration, such vote or consent may be given either directly by such Shareholder or to a proxy in the form prescribed in the Trustees' Regulations. The Trustees may solicit such proxies from the Shareholders or any of them entitled to vote in any matter requiring or permitting the Shareholders' vote or consent. No proxy for any meeting of Shareholders entitled to vote shall be effective unless such proxy shall have been placed on file with the Managing Trustee of the Trust (as the Trustees shall have designated for such Purposes) for verification prior to such meeting. Each proxy to vote shall be in writing and signed by the Shareholder or his duly authorized representative. When any Share is held jointly by more than one person, any one of them may vote at any meeting of Shareholders in person or by proxy in respect of any such Share, and such proxy shall be valid if executed by any of them unless prior to exercise of the proxy, the Trust receives specific written notice from any of them to the contrary, and if more than one of them is present and such owners disagree, a vote shall not be received in respect to such Share.

     Section 2.11. Reports to Shareholders.

             (a) Not later than one hundred twenty (120) days after the close of each fiscal year of the Trust, the Trustees shall mail or deliver a report of the business and operations of the Trust during such fiscal year to the Shareholders, which report shall constitute the accounting of the Trustees for such fiscal year. The report (the "Annual Report") shall be in such form and have such content as the Trustees deem proper. The Annual Report shall include an audited balance sheet, a statement of income and expense, a statement of changes in financial position and a statement of shareholders' equity, each prepared in accordance with generally accepted accounting principles and examined by independent accountants, and shall also include a status report on the Trust's investments. Such financial statements shall be accompanied by the report of an independent certified public accountant thereon. A manually signed copy of the accountant's report shall be filed with the Trustees. The Trustees shall, within such period of time, also furnish an annual report on the activities of the Trust and a report on distributions to the Shareholders and their sources along with the publication for each fiscal year of the Trust and the last quarter thereof of the ratio of the costs of raising capital during such periods to the capital raised. By January 31st of each year, the Trustees shall furnish the Shareholders with such information as is necessary to complete their personal income tax returns for the prior calendar year.

             (b) Within sixty (60) days of the end of each of the first three quarters of each fiscal year of the Trust, the Trustees shall send interim reports to the Shareholders containing a report on the activities of the Trust which contains a summary of the information contained in the Trust's Form 1O-Q for each quarter as filed with the SEC (if such report is required to be so filed). The Trust shall also publish to its Shareholders quarterly for inclusion in reports required hereunder the ratio of the costs of raising capital during the quarter to the capital raised.

     Section 2.12. Fixing Record Date. The Trustees' Regulations may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders or to express consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust) or any Annual Report or other communication from the Trustees, or for any other purpose. The record date so fixed shall be not less than five (5) days nor more than sixty (60) days prior to the date of the meeting or event for the purposes of which it is fixed.

     Section 2.13. Shareholders Disclosures; Trustees' Right to Refuse to Transfer Shares; Limitation on Holdings: Redemption of Shares.

             (a) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary or appropriate to comply with the REIT Provisions of the Code and to comply with the requirements of any taxing authority or governmental agency.

             (b) Whenever it is deemed by them to be reasonably necessary to protect the status of the Trust as a REIT, the Trustees may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned by him and any related Person specified in the form prescribed by the Trustees for that purpose. If, in the opinion of the Trustees, which shall be conclusive upon any proposed transferee of Shares, any proposed transfer would jeopardize the status of the Trust as a REIT, the Trustees shall have the right, but not the duty, to refuse to permit such transfer.

             (c) If in the opinion of the Trustees, any such transfer would jeopardize the status of the Trust as a REIT, then the Trustees, by notice to the holder of such Shares, shall have the power but not the obligation to redeem the number of Shares and the certificates which have been surrendered for any such transfer necessary to bring the Trust into conformity with the REIT Provisions of the Code and if the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of the Trust's Shares has become concentrated to an extent which would disqualify the Trust as a REIT, then the Trustees shall have the power but not the obligation by lot or other equitable means to redeem any of the Shares to bring the ownership of the Shares into conformity with the REIT Provisions of the Code; and from and after the date of giving of notice of such redemption ("redemption date") the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights, distributions on liquidation or otherwise and other benefits with respect to such Shares excepting only the right to payment by the Trust of the redemption price determined and payable as set forth in the following sentence. The redemption price of each Share called for redemption shall be the average selling price on the exchange which is the principal United States market for the Shares on the last business day prior to the redemption date if the Shares of the Trust are listed or admitted to trading on a national securities exchange, and, if the Shares are not so listed or admitted to trading, such redemption price shall be the average of the highest bid and the lowest asked prices on such date as reported by the National Quotation Bureau Incorporated or a similar organization selected from time to time by the Trust for such purpose, or, if there have been no sales on a national securities exchange and no published bid quotations and no published asked quotations with respect to Shares of the

Trust on such date, the redemption price shall be the price determined by the Trustees in good faith.

             (d) Notwithstanding any other provision of this Declaration to the contrary, any purported acquisition of Shares of the Trust which would result in the disqualification of the Trust as a REIT shall be null and void.

             (e) Nothing contained in this Section 2.13 or in any other provision of this Declaration shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's status as a REIT.

             (f) It shall be the policy of the Trustees to consult with the appropriate officials of any stock exchange as far as reasonably possible in advance of the final exercise (at any time when the Shares are listed on such exchange) of any powers granted by subsections (b), (c) or (d) of this Section 2.13.

                                  ARTICLE III
                                    TRUSTEES

     Section 3.1. Number, Term of Office and Qualification of Trustees. There shall be no fewer than three (3) nor more than fifteen (15) Trustees. The initial Trustees shall be the signatories hereto. Thereafter, no person shall become a Trustee until he has agreed in writing to be bound by the provisions of this Declaration. Within the limits set forth in this Section 3.1, the number of Trustees may be fixed and increased or decreased from time to time by the Trustees in the Trustees' Regulations or by the Shareholders. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Subject to the provisions of
Section 3.3, each Trustee shall hold office until the next annual meeting of Shareholders and until the election and qualification of his successor. A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability. Unless otherwise required by law no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as trustees and fiduciaries to the Shareholders shall not be required to devote their entire time to the business and affairs of the Trust (devoting only such time as is necessary or required for the effective conduct of the Trust's business), provided that the Trustees are required to perform their duties with respect to the Trust's business in good faith, in a manner believed by each Trustee to be in the best interests of the Trust, with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances.

     Section 3.2. Compensation and Other Remuneration. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees and all Trustees shall be entitled to receive such reimbursement for travel and other expenses incurred in connection with the discharge of their duties as

Trustees as a majority of the Trustees may determine from time to time. The Trustees shall be entitled to receive remuneration for services rendered to the Trust in any other capacity. Subject to Sections 6.5 and 6.6, such services may include, without limitation, services as a Managing Trustee of the Trust, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

     Section 3.3. Resignation, Removal and Death of Trustees. A Trustee may resign at any time by giving written notice of resignation to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date specified in such notice. A Trustee may be removed at any time with or without cause by vote or written consent of holders of Shares representing a majority of the total votes authorized to be cast by Shares then outstanding and entitled to vote thereon or with cause by all remaining Trustees. A special meeting of Shareholders may be called for the purpose of removing a Trustee in the manner described in Section 2.9 hereof. A Trustee judged incompetent or bankrupt, or for whom a guardian or conservator has been appointed or who has died, shall be deemed to have resigned as of the date of such adjudication, appointment or death. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he or his executor, personal representative, guardian or conservator, as the case may be, shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in such Trustee's name, and shall account to the remaining Trustees as they require for all property which is held in such Trustee's name and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be.

     Section 3.4. Vacancies. If any or all the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise or if vacancies are created because the number of Trustees shall be fixed at a number greater than the Trustees then in office or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three
(3)) may exercise the powers of the Trustees hereunder, but if the remaining Trustees are fewer than three (3) after the vacancy, the vacancy shall be filled (so as to have at least three (3) Trustees) within sixty (60) days after the vacancy. Vacancies (including vacancies created by increases in number) may be filled by the remaining Trustee or by a majority of the remaining Trustees. If at any time there shall be no Trustees in office, successor Trustees shall be elected as soon as possible by the Shareholders at a special meeting of Shareholders called for such purpose as provided in Section 2.9 hereof. Any Trustee elected to fill a vacancy created by the resignation, removal or death of a former Trustee shall hold office for the unexpired term of such former Trustee.

     Section 3.5. Successor and Additional Trustees. The right and title and interest of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their qualification and they shall thereupon have all rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 3.3 hereof or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustee may deem necessary, appropriate or desirable.

     Section 3.6. Actions by Trustees. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees; provided, however, that, whenever pursuant to this Declaration the vote of a majority of a particular group of Trustees is required at a meeting, a quorum for such meeting shall be a majority of the Trustees which shall include a majority of such group. The Trustees shall meet at least one time during each quarter of each year of the Trust or more frequently as may be necessary in their discretion. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which consents shall be filed with the records of meetings of the Trustees. Such action by written consent shall have the same force and effect as a unanimous vote of such Trustees. Any action or actions permitted to be taken by the Trustees or a committee thereof in connection with the business of the Trust may be taken pursuant to authority granted by a meeting of the Trustees or a committee thereof conducted by a telephone conference call or similar communications equipment by means of which all participants can hear each other simultaneously, and the transaction of Trust business transacted thereby shall be of the same authority and validity as if transacted at a meeting of the Trustees or a committee thereof held in person or by written consent. The minutes of any Trustees' meeting or a committee thereof held by telephone or similar communications equipment shall be prepared in the same manner as a meeting of the Trustees or a committee thereof held in person. Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees or as provided in the Trustees' Regulations. The Trustees shall establish written policies on investments and borrowings of the Trust and shall monitor the administrative procedures, investment operations and performance of the Trust to assure that such policies are carried out.

             Regular and special meetings of the Trustees shall be held at such date, place and time as set forth in the Trustees' Regulations.

             With respect to the actions of the Trustees, Trustees who have, or are Affiliates of Persons who have, any direct or indirect interest in or connection with any matter being acted upon may be counted for quorum purposes under this Section 3.6 and subject to the provisions of Sections 6.5 and 6.6, vote on the matter as to which they or their Affiliates have such interest or connection.

     Section 3.7. Committees. The Trustees may appoint from among their number an audit committee and such other standing committees as the Trustees determine. Each standing committee shall consist of two or more members. Each committee shall have such powers, duties and obligations as the Trustees may deem necessary or appropriate. The standing committees shall report their activities periodically to the Trustees.


                                   ARTICLE IV

                                TRUSTEES' POWERS

     Section 4.1. Power and Authority of Trustees. The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right subject to such delegation as may be permitted by this Declaration, and the Trustees may do all such acts and things as in their sole judgment and discretion are necessary for or incidental to or desirable for the carrying out of or conducting the business of the Trust. Any construction of this Declaration or any determination made in good faith by the Trustees of the purposes of the Trust or the existence or exercise of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration, presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid powers or the general powers or authority of, or any other specified power or authority conferred herein upon, the Trustees.

     Section 4.2. Specific Powers and Authority. Subject only to the express limitations contained in this Declaration and in addition to any powers and authority conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule or law, the Trustees, without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from tine to time deem proper:

             (a) to retain, invest and reinvest the capital or other funds of the Trust in, and to acquire, purchase, or own, real or personal property of any kind, wherever located in the world, and make commitments for such investments, all without regard to whether any such property is authorized by law for the investment of trust funds or produces or may produce income and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate and to increase the capital of the Trust at any time by the issuance of additional Shares of the Trust for such consideration as they deem advisable;

             (b) without limitation of the powers set forth in paragraph (a) above, to invest in, purchase or otherwise acquire for such consideration as they deem proper, in cash or other property or through the issuance of Shares or through the issuance of notes, debentures, bonds or other obligations of the Trust or otherwise, and to hold for investment, the entire or any participating interests in Real Property, including ownership of, or participation in the ownership of, or rights to acquire, equity interests in Real Property or in Persons owning, developing, improving, operating or managing Real Property, which interests may be acquired independently of or in connection with other investment activities of the Trust and, in the latter case, may include rights to receive additional payments based on gross income or rental or other income from the Real Property or improvements thereon provided that an Appraisal shall have been obtained with respect to any investment prior to making any such investment; the Trustees may make additional investments involving the expansion of existing facilities owned by the Trust or the acquisition and development of additional properties in the immediate vicinity of its existing investments provided that prior thereto the Trustees have determined that such additional investment will enhance or protect the value of the property to which it relates or is otherwise in the best interest of the Trust; to develop, operate, pool, utilize, grant production payments out of or lease or otherwise dispose of mineral, oil and gas properties and rights. The Trustees shall also have the power to:

                (1) rent, lease or hire from others or to others for terms which may extend beyond the termination of this Declaration any property or rights to property, real or personal, and to own, manage, use and hold such property and such rights;

                (2) subdivide, develop or improve Real Property and tear down, alter or make improvements thereon and grant easements in relation thereto;

                (3) grant easements, licenses or servitudes, make leases, give consents and make contracts relating to the Trust's Real Property or its use; and

                (4)  release  or   dedicate   any  Trust  Real Property or
interest therein;

             (c) to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all the Trust Estate by deeds (including deeds in lieu of foreclosure), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by the Managing Trustee or by a duly authorized Trustee, employee, agent or nominee of the Trust, provided that no disposition of a Real Estate Investment shall be accomplished without the consent of a majority of the Trustees;

             (d) to possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any mortgages or Securities, issued or created by, or interests in, any Person, forming part of the Trust Estate, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

             (e) to issue Shares, and to issue bonds, debentures, notes or other evidences of indebtedness (provided that the historical debt service coverage in the most recently completed fiscal year as adjusted for known changes is sufficient to properly service that higher level of debt) which may be secured or unsecured and may be subordinated to any indebtedness of the Trust and may be convertible into Shares and to issue options, warrants and rights to subscribe for, purchase or acquire any of the foregoing (only as part of a financing arrangement involving a ratable distribution to all of the Shareholders), all without vote of or other action by the Shareholders, to such Persons for such cash or other consideration (including Securities issued or created by, or interests in any Person) at such time or times and on such terms as the Trustees may deem advisable, provided that the Trust shall not issue options or warrants to purchase its Shares at an exercise price less than the fair market value of its Shares on the date of grant or for consideration
(which may include services) that in the judgment of the Trustees, has a market value less than the value of such option or warrant on the date of grant, and further provided that the options or warrants shall not be exercisable later than five (5) years from the date of the issuance thereof, and further provided that the aggregate number of Shares issuable at any time upon exercise of outstanding options or warrants shall not exceed an amount equal to 10% of the outstanding Shares of the Trust on the date of grant of any options or warrants), and to list any of the foregoing securities issued by the Trust on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any of such securities, and to cause the instruments evidencing any such securities to bear an actual or facsimile imprint of the seal of the Trust and to be signed by manual or facsimile signature of the Managing Trustee (and to issue any such securities, whether or not any person whose manual or facsimile signature shall be imprinted thereon shall have ceased to occupy the position with respect to which such signature was authorized), provided that, where only facsimile signatures for the Trust are used, the instrument shall be countersigned manually by a transfer agent, registrar or other authentication agent of the Trust. Any of such securities of different types may be issued in combinations or units with such restrictions on the separate transferability thereof as the Trustees shall determine;

             (f) to enter into leases of real and personal property as lessor or lessee and to enter into contracts, obligations and other agreements for a term, and to invest in obligations having a term, extending beyond the term of office of the Trustees, or having an equal or lesser term;

             (g) to borrow money and incur indebtedness for the purpose of the Trust and to cause to be executed and delivered therefor, in the Trust name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor provided that the aggregate borrowings of the Trust, secured and unsecured, are reasonable in relation to the Net Assets of the Trust; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing, provided that upon and after giving effect to any proposed borrowing the amount of outstanding secured and unsecured indebtedness of the Trust for money borrowed from or guaranteed to others, including mortgages on acquired Real Property, would not exceed one hundred percent (100%) of the Net Assets of the Trust. Any excess in borrowing over such 100% level (which in no event shall exceed three hundred percent (300%) of such Net Assets) shall be approved by a majority of the Trustees (if they determine such to be appropriate and in the best interest of the Trust) and disclosed to Shareholders in the next quarterly report of the Trust, along with justification for such excess borrowing. The Trustees shall review the Trust's borrowing policy and its aggregate borrowing at least quarterly to determine the reasonableness thereof in relation to the Trust's assets;

             (h) except as permitted under Section 5.1 hereof, to lend money only in connection with a sale by the Trust of any of its Real Property with respect to which the Trust may extend mortgage loans to the extent that the Real Property underlying such loans, except under certain limited circumstances, is not subject to a prior security interest;

             (i)  to create reserve funds for any purpose;

             (j) to incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or upon or against the Trust Estate or any part thereof, and for any of the purposes herein;

             (k) to deposit funds of the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, provided that such depositories have minimum assets of $100,000,000 and are members of the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the Federal Home Loan Bank Board, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees, employees or agents of the Trust) and be subject to such other terms and conditions as the Trustees may determine;

             (l) to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or substantially all the Trust Estate or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or substantially all of the Trust Estate to or with any such Person or any other Person in exchange for the Securities thereof or otherwise, and to merge or consolidate the Trust with or into any Person (all being subject to the approval of a majority of the Trustees and the affirmative vote of the holders of Shares representing a majority of the total number of Shares then outstanding and entitled to vote thereon) or sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer less than substantially all of the Trust Estate or to merge any Person into the Trust (with only the approval of a majority of the Trustees being required) in exchange for the securities thereof or otherwise, and to lend money to subscribe for the Securities of, and enter into any contracts with, any Person whether or not the Trust already holds Securities or any other interest in such Person;

             (m) to engage or employ any Persons (including, subject to the provisions of Section 6.5 and 6.6 hereof, any Trustee or Affiliate of the Trust and any Person in which any Trustee or Affiliate of the Trust is directly or indirectly interested or with which he is directly or indirectly connected provided that the Trust shall not give to any Trustee or any Affiliate of the Trust the exclusive right to sell for the Trust any of its Real Property) as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, property managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust Estate for services in as many capacities as such Person may be so engaged or employed; and to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, employees, independent contractors or other Persons; provided, however, that no such delegation shall be made to a Trustee, an Affiliate or Trust, except in the manner prescribed in Section 6.6 hereof;

             (n) to determine whether moneys, Securities or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part of all the profit resulting from the maturity or sale of any asset whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses, reserves or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, Securities or other assets would be regarded as income or as capital or such expenses, reserves or disbursements would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization or obsolescence or otherwise in respect of all or any part of the Trust Estate in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to change from time to time such method or form;

             (o) to determine from time to time, the value of all or any part of the Trust Estate and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such Appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory;

             (p) to collect, sue for, and receive all sums of money coming due to the Trust, and to engage in or intervene in, prosecute, contest, join, defend, compound, compromise, settle, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation by or against the Trust or relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreements therefor (including without limitation agreements related to granting extensions of time for payment or to the renewal of any bonds or other securities or obligations), whether or not any suit is commenced or claim accrued or asserted and to enter into agreements regarding arbitration, adjudication or settlement thereof in advance of any controversy or otherwise;

             (q) to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust or participate in any reorganization of obligors to the Trust;

             (r) to purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust and/or all or any of the Trustees, the Shareholders, employees or agents of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, employees or agents of the Trust, whether or not the Trust would have the power to indemnify such person or persons against any such claim or liability;

             (s) to cause legal title to any of the Trust Estate to be held by and/or in the name of all of the Trustees, or except as prohibited by law by and/or in the name of the Trust or one or more of the Trustees or any other Person as nominee for the exclusive benefit of the Trust, on such terms, in such manner, with such powers in such Person as the Trustees may determine, and with or without disclosure that the Trust or Trustees are interested therein;

             (t) to adopt a fiscal year for the Trust, and from time to time to change such fiscal year;

             (u) to adopt and use a seal containing such language as prescribed by the Trustees' Regulations (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust);

             (v) to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with which the Trust has dealings, including without limitation, any manager of the Trust's properties, any broker-dealer, any investment adviser or any independent contractor, to such extent as the Trustees shall determine;

             (w)  to confess judgment against the Trust;

             (x) to discontinue the operations of the Trust after submitting the same to a vote of the Shareholders and after a majority of the holders of the Shares entitled to vote thereon have approved the same;

             (y) to repurchase or redeem Shares and other Securities of the Trust;

             (z)  to establish and maintain a dividend reinvestment plan;

                 (aa) to furnish all reports required by the SEC, state authorities and under the NASAA Guidelines;

                 (bb) to pay all taxes or assessments, of whatever kind or nature, imposed upon or against the Trust, the Trust Estate or the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust, the Trust Estate or the income of or from either, or any part thereof, to contest, settle and compromise disputed tax liabilities, and for the foregoing purposes to make such returns and do all such other acts and things as may be deemed by the Trustees necessary or desirable;

                 (cc) to supervise the affairs of the Trust, to delegate from time to time to one or more of their number or to the Trust's officers, employees, agents and independent contractors the doing of such things and the execution of such deeds or other instruments either in the name of the Trust or in the names of the Trustees or as the Trust's attorney or attorneys or otherwise as the Trustees may from time to time deem necessary or desirable, and to appoint from time to time an executive committee, consisting of two or more Trustees, to exercise all the powers of the Trustees between Trustees' meetings (subject to such limitations as the Trustees may prescribe);

                 (dd) to pay appropriate compensation or fees from the funds of the Trust to the Trustees and to Persons with whom the Trust is contracting or has contracted or is transacting or has transacted business;

                 (ee) to declare and pay dividends and make other distributions to Shareholders, whether out of earnings, profits, surplus, capital or otherwise;

                 (ff) to appoint any one of the Trustees as the Trust's Managing Trustee ("Managing Trustee") each year at the first regular meeting of the Trustees following the annual meeting of Shareholders to serve until the first regular meeting following the next annual meeting of Shareholders and until his successor shall have been elected and qualified, and to have the authority to remove such Managing Trustee from office at any time for cause, and to appoint any successor thereto upon death, resignation or removal, such Managing Trustee to have the authority to execute documents on behalf of the Trust and the Trustees and to make executive decisions which conform to general policies and general principles established from time to time by the Trustees and to otherwise take whatever actions are necessary to implement the intentions of the Trustees, and to serve as Chairman of all Trustees' meetings and Shareholders' meetings (in their absence, however, such Chairman shall be another Trustee appointed by the Trustees); and

                 (gg) to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust and to carry out the provisions of this Declaration.

     Section 4.3 Transactions with Trustees and Affiliates. Notwithstanding any other provision of this Declaration, the Trustees may not knowingly, directly or indirectly, purchase or otherwise acquire for the Trust any property whatsoever (other than Securities of the Trust) from or sell or otherwise transfer any property whatsoever (other than Securities of the Trust) to, or lend any of the cash, assets or property of the Trust to, or borrow from, any Trustee or employee or agent of the Trust or any Person with which the Trust is an Affiliate, except, in the case of a sale of property to the Trust by any such Person, if such Person has acquired the property solely for the purpose of facilitating the acquisition of the property by the Trust, in which case the total consideration may in no event be in excess of the cost of the property to such Person, and unless such transaction has been approved in the manner prescribed in Section 6.6 hereof (and if such transaction involves the sale to the Trust of Real Property by such Person or the acquisition by any such Person of any asset for the purposes of reselling it to the Trust, full disclosure has been made including the cost of such property to any such Person and (i) initially such purchase of property is only for the purpose of accumulating a portfolio for the Trust or (ii) thereafter such property was acquired by such Person in contemplation of a sale to the Trust Estate upon completion of financing arrangements by the Trust), and by the holders of a majority of the outstanding Shares entitled to vote thereon (in the case of a sale of the Trust's Real Property to the Trustees, employees or agents of the Trust or Affiliates of the Trust) and provided there is no difference in the interest rates of any loans secured by the property at the time acquired by such Person and the time acquired by the Trust, nor any other direct or indirect benefit arising out of such transaction to such Person apart from compensation otherwise permitted herein.

     Section 4.4 Power to Contract. Subject only to the prohibitions and limitations contained herein, the Trustees may enter into any type of transaction or contract and extend or renew the term of the same (including, without limitation, contracts for any type of services to be rendered on behalf of the Trust, including real estate brokerage services, advisory services and property management services), with any Person, including any one or more of the Trustees, agents or employees of the Trust or the Persons set forth in
Section 6.6 hereof or any other independent contractor of the Trust and may authorize such amount and type of compensation, including commissions and fees, as the Trustees may determine; provided, however, that transactions or contracts or extensions or renewals thereof with Persons contemplated by
Section 6.6 hereof comply with the requirements of Section 6.6 hereof.

             The Trust shall be subject to the following restrictions with respect to payment of real estate brokerage commissions and property management fees:

             (a) Real estate brokerage commissions paid by the Trust in connection with the acquisition or disposition of properties by the Trust, including payments to Trustees, or Affiliates, may not exceed six (6%) percent of the gross selling price of which amount no more than three (3%) percent of the gross selling price may be paid to any Trustee and Affiliates of the Trust in connection with the disposition of properties.

             (b) No real estate brokerage commissions may be paid to Trustees or Affiliates of the Trust upon the reinvestment of the proceeds of any sale or refinancing of a property, except that in those cases where the total commissions paid to Trustees and Affiliates of the Trust in connection with the original acquisition of the property which gave rise to the reinvestment proceeds was less than three percent (3%) of the gross selling price of such property, then the Trust may pay a commission upon reinvestment of such proceeds equal to the difference between the amount actually paid to Trustees and Affiliates in the original acquisition and three percent (3%) of the gross selling price of the property originally acquired; and in the case of sales of properties, the Trust may pay a commission equal to the difference between the amount actually paid to Trustees and Affiliates in the original sale and three percent (3%) of the gross selling price of such properties.

             Property management fees payable to Trustees or Affiliates of the Trust with respect to properties managed directly by them may in no event exceed the lesser of five percent (5%) of the gross rental proceeds of the property under management, or the prevailing rates paid for similar property management services in the geographic area where the property is located and with respect to properties managed by third parties or with respect to industrial and commercial properties which are leased on a long term (ten or more years) net (or similar basis) such property management fees may in no event exceed one percent (1%) of the gross rental proceeds of such properties.

             The Trustees shall have power to appoint, employ, or contract with any Person (including one or more of themselves and any corporation, partnership or trust of which one or more of them may be an Affiliate), subject to the applicable requirements contained herein as the Trustees may deem necessary or desirable for the transaction of the business of the Trust. The Trustees shall also have the power to appoint or contract with any Person as an independent contractor to manage any Real Property in which the Trust has an interest.

     Section 4.5. Trustees' Regulations. The Trustees may make or adopt and from time to time amend or repeal regulations (the "Trustees' Regulations") not inconsistent with law or with this Declaration containing provisions relating to the business of the Trust and the conduct of its affairs and in such Trustees' Regulations may define the duties of the employees and agents of the Trust.

     Section 4.6 Adoption of Corporate Organization. To facilitate the management of the Trust, the Trustees may choose to elect officers, which may include a President, one or more Vice Presidents, Secretary, Treasurer and such other officers as the Trustees deem appropriate:

             (a) The Trustees, at its annual meeting held after the annual meeting of Shareholders may elect such officers enumerated above, all of whom shall serve for the term of one (1) year and until their successors are duly elected and qualified. Any two offices may be held by the same person. The President shall be a Trustee and shall have, in addition to the powers hereinafter enumerated, the power of Managing Trustee. Except for the President, no officer need be a Trustee.

             (b) The duties and powers of the officers of the Trust shall be as follows:

                                   PRESIDENT

             The President shall preside at all meetings of the Trustees and Shareholders.

             He shall present at each annual meeting of the Shareholders and Trustees a report of the condition of the business of the Trust.

             He shall cause to be called regular and special meetings of the Shareholders and Trustees in accordance with the Declaration of Trust.

             He shall see that all orders and resolutions of the Trustees are carried into effect.

             He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Trust other than the duly appointed officers, subject to the approval of the Trustees.

             He shall sign and make all contracts and agreements in the name of the Trust and have, in all respects, the authority of the Managing Trustee.

             He shall see that the books, reports, statements and certificates required by the statutes are properly kept, made and filed according to law.

             He shall have general direction and management of the affairs of the Trust, except that he shall have no authority to commence litigation on behalf of the Trust without the authority of the Trustees.

             He shall enforce the terms of the Trust laws and of this Declaration and perform all the duties incident to the office of President.

                                 VICE PRESIDENT

             The Vice President, or if there shall be more than one, the Vice Presidents, in the order determined by the Trustees, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Trustees may from time to time prescribe.

                                   SECRETARY

             The Secretary shall keep the minutes of the meetings of the Trustees and of the Shareholders in appropriate books and keep minutes of standing executive committees when required.

             He shall give and serve all notices of the Trust.

             He shall be custodian of the records and of the seal, and affix the latter when authorized and required.

             He shall present to the Trustees at their stated meetings all communications addressed to him officially by the President or any officer or Shareholder of the Trust.

             He shall attend to all correspondence and perform all the duties incident to the office of Secretary.

             He shall perform such other duties as may be prescribed by the Trustees or President under whose supervision he shall be.

                              ASSISTANT SECRETARY

             The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Trustees, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Trustees may from time to time prescribe.

                                   TREASURER

             The Treasurer shall have the care and custody of and be responsible for the funds and securities of the Trust, and deposit all such funds in the name of the Trust in such bank or banks, trust company or trust companies or safe deposit vaults as the Trustees may designate, subject to the provisions of the Declaration. In the absence of a resolution of the Trustees to the contrary, he shall sign, make and endorse in the name of the Trust, all checks, drafts, notes and other evidence of debt.

             He shall exhibit as required by the provisions of this Declaration his books and accounts to any Trustee or Shareholder of the Trust.

             He shall render such statements of the condition of the finances of the Trust as required by the terms of this Declaration and at such other times as shall be required of him.

             He shall keep, at the offices of the Trust, correct books of account of all its business and transactions and such other books of account as the Trustees or this Declaration may require.

             He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements.

             He shall perform all duties incident to the office of Treasurer.

             If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Trust.

                              ASSISTANT TREASURER

             The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Trustees, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Trustees may from time to time prescribe.

                             VACANCIES, HOW FILLED

             Vacancies in any office may be filled by the Trustees, at their discretion, at its regular meeting, or at a meeting, specially called for that purpose.

                              REMOVAL OF OFFICERS

             The Trustees may remove any officer, by a majority vote, at any time, with or without cause.


                                   ARTICLE V

                               INVESTMENT POLICY

     Section 5.1 Statement of Policy. It shall be the principal objectives of the Trust that the Trustees invest the Trust Estate in investments which will provide current distributions to Shareholders, provide long-term capital appreciation of its Real Estate Investments and protect Shareholders' capital. These general objectives shall be pursued in a manner consistent with the investment policies specified in the remainder of this Section 5.1.

             While the Trustees are authorized pursuant to Article IV to invest the Trust Estate in a wide variety of investments, it shall be the policy of the Trustees to invest most of the Trust Estate in ownership or other interests in income producing commercial, residential and industrial Real Properties, existing or to be developed, particular investments to be selected by the Trustees after giving consideration to such factors as the location, age and type of property, gross rentals, duration and other terms of leases, financial and business standing of tenants, tenant mix, operating expenses, fixed charges, land values and physical condition. There shall be no percentage limitations, either minimum or maximum, on the proportion of the Trust Estate invested at any time in these investments. Acquisitions of Real Property are to be made principally on a leveraged basis, primarily with 70% of the purchase price being paid in cash and 30% being financed, provided that it is not intended that the Trust will leverage a Real Estate Investment with more than 70% financing.

             The investment policies contained herein can only be modified by the affirmative vote of the holders of Shares representing a majority of the total number of Shares then outstanding and entitled to vote thereon only after such modification has been approved by a majority of the Trustees in the manner provided for amendments of this Declaration contained in Section 7.3 thereof.

             The Trust shall continue until such time, as by affirmative vote of the holders of shares representing a majority of the total number of shares then outstanding and entitled to vote thereon, that the Trust shall liquidate.

             It shall be the policy of the Trustees to make cash distributions to Shareholders of substantially all of the Trust's current or accumulated earnings which shall be in amounts at least sufficient to enable the Trust to qualify as a REIT (and the Trustees may make distributions in excess of such amount) which will be calculated and distributed monthly commencing with the month after the Trust receives and accepts subscriptions aggregating $2,500,000 for the Shares being initially offered to the public pursuant to the Registration Statement. After each of the Trust's quarters and at the end of each year, the Trustees shall review the distributions to be certain that the REIT provisions are being met, and shall adjust future distributions accordingly. Notwithstanding the foregoing, the payment of distributions shall be at the discretion of the Trustees and shall depend on the financial condition of the Trust, its earnings, cash flow and other factors.

             To the extent that the Trust Estate has assets not otherwise invested in accordance with this Section 5.1, it shall be the policy of the Trustees to invest such assets in (i) short-term Securities issued or guaranteed by the United States or any agency or political subdivision thereof,
(ii) certificates of deposit, money market funds, savings deposits or other obligations of financial institutions having minimum assets of $100,000,000, and (iii) participations in pools of mortgages or bonds and notes (such as Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association certificates and Federal National Mortgage Association bonds and notes).

             Notwithstanding the foregoing, it shall be the policy of the Trustees to make investments in such manner as to comply with the requirements of the Code with respect to the composition of the investments and the derivation of the income of a REIT as defined in the REIT provisions of the Code; provided, however, that no Trustee, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except for that arising from his own gross negligence, or willful or wanton misconduct.

     Section 5.2. Prohibited Investments and Activities. The Trustees shall not engage in any of the following activities or investment practices:

             (a) Invest in the ownership of, or participations in the ownership of, raw land or in agricultural properties or the issuance of mortgage loans secured by raw land or agricultural properties (unless such investment is incidental to the purchase of other properties and provided that in no event shall the Trust maintain more than 10% of its total assets in investments in or mortgage loans secured by raw land or agricultural properties), provided that raw land shall not include properties which are acquired for the purpose of producing rental or other operating income, are under construction or development or for which a construction contract has been entered into or for which development or construction is planned in good faith in the immediate future and in no event later than one (1) year from when it is acquired.

             (b) Invest in any foreign currency, commodities, commodity futures contracts, bullion or chattels, except such chattels as are employed in the day to day business of the Trust or in connection with its real property. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

             (c) Invest in any contracts for the sale of real estate, except in connection with the acquisition of interests in real property and unless such real estate contracts are recordable in the chain of title.

             (d) Issue "redeemable securities" as defined in Section 2(a)(32) of the Investment Company Act of 1940.

             (e)  Hold equity Securities, including the shares of other REITs.

             (f) Engage in trading as compared with investment activities or engage in the business of underwriting or agency distribution of Securities issued by others, but this prohibition shall not prevent the Trustees from selling interests in Real Property.

             (g) Allow the aggregate borrowings of the Trust to exceed one hundred percent (100%) of the Net Assets, in the absence of a determination by a majority of the Trustees that a higher level of borrowings (which in no event shall exceed three hundred percent (300%) of the Net Assets) is appropriate and in the best interest of the Trust.

             (h)  Issue  Securities  in  exchange  for any  Real Estate
Investment.

             (i) Invest in Securities or interests in Persons primarily engaged in real estate activities or invest in Securities of other issuers for the purpose of exercising control.

             (j) Hold property primarily for sale to customers in the ordinary course of business of the Trust other than in connection with the liquidation of the Trust, provided that this prohibition shall not be construed to deprive the Trust of the power to sell any property which it owns at the time.

             (k) Except as permitted under Section 5.1 hereof, make or invest in mortgage loans, except for purchase money mortgages acquired to facilitate the disposition of an interest in Real Property provided that the same are not secured by raw land or agricultural properties (unless the Trust invests in such raw land or agricultural properties and such investment is incidental to the purchase of other properties provided that in no event shall the Trust maintain more than 10% of its total assets in investments in or mortgage loans secured by raw land or agricultural properties) and further provided that if they are junior mortgage loans the Trust shall not invest in the same unless, by appraisal or other method that the Trustees determine, the capital invested in any such mortgage loan is adequately secured on the basis of the equity of the borrower in the property underlying such investment (provided that the junior debt when added to the senior debt secured by any such property shall not exceed ninety percent (90%) of the appraised value thereof) and the ability of the borrower to repay the mortgage loan, or the mortgage loan is a financing device entered into by the Trust to establish the priority of its capital investment over the capital invested by others investing with the Trust in a real estate project; provided, however, that the Trustees shall determine that any such junior mortgage loan is not and may not be made subordinate to a mortgage held by any Trustee, or any Affiliate of a Trustee, and further provided that the value of all such junior debt (as shown on the books of the Trust in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25%) of the Trust's tangible assets. The value of all of the Trust's junior debt which does not meet the aforementioned requirements is limited to ten percent (10%) of the Trusts tangible assets (which shall be included within the aforementioned twenty-five percent (25%) limitation).

             (l) Engage in any short, sale, or borrow, on an unsecured basis, if such borrowing will result in an asset coverage of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. For purposes hereof, "asset coverage" means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Trust.

             (m) Issue debt Securities unless the historical debt service coverage (in the most recently completed fiscal year of the Trust) as adjusted for known changes is sufficient to properly service that higher level of debt.

             (n) Engage in joint ventures or other lawful combination or associations with any Person in connection with the acquisition and ownership of investments in Real Property.

             (o) Sell any Real Property to any Person or any of its affiliates.

             (p) Re-purchase its Shares except as otherwise permitted hereunder (and re-purchase of its Shares during the Offering Period by the Share Resale Plan is permitted).

             (q) Acquire Securities in any company holding investments or engaging in activities prohibited by this Section 5.2.

             (r) Invest in Real Property under construction or under contract for development, unless (i) the seller guarantees timely completion of construction and provides the Trust with a satisfactory guaranty against construction cost overruns and unexpected operating deficits in the early years of operations, (ii) such Real Property is subject to a net lease, or (iii) payment of the purchase price or a portion of the purchase price is subject to the achievement of certain minimum levels of rental income or occupancy.

     Section 5.3. Appraisals. If the Trustees shall at any time purchase Real Property, the consideration paid therefor shall ordinarily be based upon the fair market value thereof as determined by a majority of the Trustees. In cases in which a majority of the Trustees so determine, such fair market values shall be as determined by an Appraisal as defined in Section 1.4 hereof furnished by an appraiser selected in the manner provided in Section 1.4 hereof. The Trust shall not purchase any equity investment in Real Property for a purchase price which, together with the closing costs (including real estate commissions payable to any Person) exceed the appraised value of each such investment.

                                   ARTICLE VI
                      LIABILITY OF TRUSTEES, SHAREHOLDERS,
                    EMPLOYEES AND AGENTS, AND OTHER MATTERS

     Section 6.1. Exculpation of Trustees, Employees, Officers and Agents. Notwithstanding anything to the contrary contained herein, no Trustee, employee, officers or agent of the Trust shall be liable to the Trust or to any of the Shareholders or to any other Person for any act or omission for or in connection with the Trust (including without limitation for any act or omission which results in the loss of any tax benefits under the Code) except for his own gross negligence or willful or wanton misconduct.

     Section 6.2. Limitation of Liability of Shareholders, Officers. Trustees, Employees and Agents. The Trustees, employees, officers and agents of the Trust in incurring any debts, liabilities or obligations or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees, employees, officers or agents of the Trust and not in their own individual capacities. No Shareholder and, except to the extent provided in Section 6.1, no Trustee, employee, officer or agent shall be liable to the Trust, to any Shareholder or to any other Person for any debt, claim, demand, judgment, decree, liability, loss, damage, expense or obligation of any kind (in tort, contract or otherwise) or, against or with respect to the Trust or the Trust's affairs or the Trust Estate, arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof, and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the Trust, the Trust Estate or the affairs of the Trust (or any action taken or omitted for or on behalf of the Trust). Each Shareholder shall be entitled to pro rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Shareholder shall be held to any personal liability.

     Section 6.3. Express Exculpatory Clauses and Instruments. Any written instrument creating an obligation of the Trust shall include a reference to this Declaration and provide that neither the Shareholders nor the Trustees nor employees, nor officers or agents of the Trust shall be liable thereunder and that all Persons shall look solely to the Trust Estate for the payment of any claim thereunder or for the performance thereof, however, the omission of such provision from any such instrument shall not render the Shareholders or any Trustee, employee, officer or agent of the Trust liable nor shall the Trustees or any employee, officer or agent of the Trust be liable to anyone for such omission.

     Section 6.4. Indemnification and Reimbursement of Shareholders, Trustees Officers, Employees and Agents. Any Person made a party to any action, suit or proceeding or against whom a claim or liability is asserted by reason of the fact that he, his personal representative, the personal representative of his estate or the legatee or distributes thereof was or is a Shareholder, Trustee, officer, employee or agent of the Trust shall be indemnified and held harmless by the Trust against any and all losses, liabilities, damages, fines, claims and judgments and amounts paid on account thereof (whether in settlement or otherwise) and shall be indemnified and held harmless against and, upon payment thereof, shall be entitled to reimbursement for reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense of such action, suit, proceeding, judgment, claim or alleged liability or in connection with any appeal therein, whether or not the same proceeds to judgment or is settled or otherwise brought to a conclusion; provided, however, that no such Trustee, officer, employee or agent shall be so indemnified or reimbursed for any loss, damage, fine, claim, judgment or liability and amounts paid on account thereof (or expenses related thereto) which shall have been adjudicated to have arisen out of or to have been based upon his gross negligence or willful or wanton misconduct or with respect to any Trustee, employee, officer or agent of the Trust if the same arises from any violation by them of Federal or State securities laws; and provided further that such Person gives prompt notice thereof, executes such documents and takes such action as will permit the Trust to conduct the defense (including the employment of counsel satisfactory to the Trustees) and/or settlement thereof and cooperates therein. In the event of a settlement approved by the Trustees of any such claim, alleged liability, action, suit or proceeding, indemnification and reimbursement shall be provided except as to such matters covered by the settlement which the Trust is advised by its counsel would, if adjudicated, likely be adjudicated to have arisen out of or to have been based upon such person's gross negligence or willful or wanton misconduct. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trust in the specific action upon receipt of an undertaking by or on behalf of a person indemnified to pay over such amount unless it shall be ultimately determined that he is entitled to be indemnified by the Trust as authorized herein. Such rights of indemnification and reimbursement shall be satisfied only out of the Trust Estate. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse such person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict such person's right to contribution as may be available under applicable law.

             Any action taken by or conduct on the part of a Trustee, employee, officer or agent of the Trust in conformity with or in good faith reliance upon the provisions of Sections 6.5, 6.6, 6.7, 6.8 and 6.9 hereof shall not, for the purposes of this Trust (including without limitation Sections 6.1, 6.2 and 6.3 hereof and this Section 6.4) constitute bad faith, willful misfeasance, gross negligence, reckless disregard of his duties or willful or wanton misconduct.

     Section 6.5. Right of Trustees, Employees, Officers and Agents to Own Shares or Other Property and to Engage in Other Business. Any Trustee, employee, officer or agent of the Trust may acquire, own, hold and dispose of

Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee, employee, officer or agent of the Trust. Any Trustee, employee, officer or agent of the Trust may, in his personal capacity or in a capacity of trustee, officers director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business and investment activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include without limitation the acquisition, syndication, holding, management, development, operation or disposition of, for his account or for the account of such Person or others, interests in Real Property, or interests in Persons engaged in the real estate business. Each Trustee, employee, officer and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, employee, officer or agent of the Trust, even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust; provided, however, that the provisions of this sentence shall not extend to interests in Real Property which could be acquired by the Trust consistent with its then existing policies, if any of such Trustees or agents who in failing to present such opportunity is not acting as a trustee, officer, director, stockholder, partner, member, adviser or employee of any Person other than the Trust but is acting for his own personal account.

             Subject to the provisions of Section 6.6 hereof, any Affiliated Trustee, employee, officer or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, adviser or employee of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as trustee, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Trustee, or officer, or employee or agent of the Trust.

     Section 6.6. Transactions Between Trustees, Employees, Officers or Agents and the Trust. Except as otherwise provided by this Declaration, and in the absence of fraud, a contract, act or other transaction, between the Trust and any other Person, or in which the Trust is interested, shall be valid and no Trustee, employee, officer or agent of the Trust shall have any liability as a result of entering into any such contract, act or transaction, even though (a) one (1) or more of the Trustees, employees, officer or agents are directly or indirectly interested in or connected with, or are trustees, partners, directors, employees, officer or agents of such other Person, or (b) one (1) or more of the Trustees, employees officers, or agents of the Trust, individually or jointly with others, is a party or are parties to, or directly or indirectly interested in, or connected with, such contract, act or transaction, provided that such interest or connection is disclosed or known to the Trustees and thereafter the Trustees authorize or ratify such contract, act or other transaction by affirmative vote of a majority of the Trustees who are not interested in the transaction or affiliated with any other entity in the transaction.

             Notwithstanding any other provision of this Declaration, the Trust shall not engage in a transaction with (a) any Trustee, employee, officer or agent of the Trust (acting in his individual capacity), (b) any director, trustee, partner, officer, employee or agent acting in his individual capacity of an advisor or contractor of the Trust, (c) an advisor or contractor of the Trust or, (d) an Affiliate of any of the foregoing, except to the extent that such transaction has, after disclosure of such affiliation (and if such transaction involves the acquisition by any such person of any asset for the purpose of reselling it to the Trust that is then sold to the Trust, full disclosure has been made including the cost of such property to any such person and (i) initially such purchases of property is only for the purpose of accumulating a portfolio for the Trust or (ii) thereafter such property was acquired by any such person in contemplation of a sale to the Trust Estate upon completion of financing arrangements by the Trust), been approved or ratified by the affirmative vote of a majority of the Trustees who are not interested or affiliated with any such person involved in the transaction, including a majority of Trustees who have made a determination to the extent applicable that:

             (A) such transaction is fair and reasonable to the Trust and the Shareholders;

             (B) based upon an Appraisal, the total consideration is not in excess of the appraised value of the interest in real property being acquired, if an acquisition is involved, or less than the appraised value of the interest in real property being disposed of, if a disposition is involved; and

             (C) if such transaction involves payments by the Trust for services rendered to the Trust by a Person in a capacity other than that of Trustee, officer, employee or agent, (1) the compensation is not in excess of the compensation, if any, paid to such person by any other person who is not an Affiliate of such person for any comparable services in the same geographic area, and (2) the compensation is not greater than the charges for comparable services generally available in the same geographic area from other Persons who are competent and not affiliated with any of the parties involved.

             This Section 6.6 shall not prevent any sale of Shares issued by the Trust for the public offering thereof in accordance with a registration statement filed with the SEC under the Securities Act of 1933. The Trustees are not restricted by this Section 6.6 from forming a corporation, partnership, trust or other business association owned by any Trustee, employee, officer or agent or by their nominees for the purpose of holding title to property of the Trust or managing property of the Trust providing their motive for the formation of such business association is not for their own enrichment.

     Section 6.7. Restriction of Duties and Liabilities. The Shareholders, Trustees, employees, officers and agents of the Trust shall in no event have any greater duties than those established by this Declaration or, in cases as to which such duties are not so established, than those of the shareholders, directors, officers, employees and agents of a Massachusetts business corporation in effect from time to time.

     Section 6.8. Persons Dealing with Trustees, Employees, Officers or Agents. Any act of the Trustees, employees, officers or agents of the Trust purporting to be done in their capacity as such, shall, as to any Persons dealing with such Trustees, employees, officers or agents, be conclusively deemed to be within the purposes of this Trust and within the powers of the Trustees, employees, officers or agents. No Person dealing with the Trustees or any of them, or with the employees, officers or agents of the Trust, shall be bound to see to the application of any funds or property passing into their hands or control. The receipt by the Trustees or any of them, or of authorized employees, officers or agents of the Trust, of moneys or other consideration, shall constitute receipt of the same by the Trust.

     Section 6.9. Reliance. The Trustees and the employees, officers and agents of the Trust may consult with counsel (which may be a firm in which one or more of the Trustees, employees, officers or agents of the Trust is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all the Trustees and the employees, officers and agents of the Trust in respect of any or no action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees, employees, officers or agents of the Trust, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by an independent certified public accountant or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees, employees, officers and agents of the Trust may rely, and shall be personally protected in acting, upon any instrument or other document believed by them in good faith to be genuine.


                                  ARTICLE VII

                  DURATION, AMENDMENT AND TERMINATION OF TRUST

     Section 7.1. Duration of Trust. The Trust shall continue until terminated by the affirmative vote of the holders of Shares representing a majority of the total number of Shares then outstanding and entitled to vote thereon.

     Section 7.2. Termination of Trust.

             (a)  Upon the termination of the Trust:

                  (i) the Trust shall carry on no business except for the purpose of winding up its affairs;

                  (ii) the Trustees shall proceed to wind up the affairs of the Trust with the purpose of liquidating the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up and the Trust shall have been liquidated including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, Securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                  (iii)after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate, in cash or in kind or in any combination thereof, among the Shareholders according to their respective rights, such liquidating distributions to be made at such time or times as determined by the Trustees based on the then current real estate market and income tax consequences of such distributions.

             (b) After termination of the Trust and distribution to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distributions, a copy of which instrument shall be filed with the Secretary of State of the Commonwealth of Massachusetts, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders shall thereupon cease.

     Section 7.3. Amendment Procedure. This Declaration may be amended (except as to the limitations of personal liability and indemnification of the Shareholders, Trustees, employees, officers and agents of the Trust and the prohibition of assessments upon Shareholders) only after such amendment has been approved by a majority of the Trustees and at a meeting of Shareholders the amendment is approved by holders of Shares representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote thereon. Notwithstanding the foregoing, a majority of the Trustees may, without the approval of the Shareholders, adopt any amendment to this Declaration which they in good faith determine to be necessary to permit the Trust to qualify or to continue to qualify as a REIT under the Code. No amendment which would change any rights with respect to any outstanding class of securities of the Trust, by reducing the amount payable thereon upon liquidation of the Trust, or by diminishing or eliminating any voting rights pertaining thereto, shall be made unless approved at such meetings by holders of Shares representing two-thirds of the total votes authorized to be cast and entitled to vote thereon.

                  Any amendment pursuant to any Section of this Declaration shall not become effective until a certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders and/or the Trustees as required or a copy of this Declaration, as amended, in recordable form, and executed by a majority of the Trustees, is filed with the Secretary of State of the Commonwealth of Massachusetts.

     Section 7.4. Transfer to Successor. The Trustees may, with the approval of a majority of the Trustees and the affirmative vote of the holders of Shares representing a majority of the total number of Shares then outstanding and entitled to vote thereon (a) cause the organization of any Person to take over the Trust Estate and carry on the affairs of the Trust, (b) merge or consolidate the Trust with or into any Person or sell, convey or transfer all or substantially all of the Trust Estate to any Person in exchange for Securities thereof, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust and (c) thereupon terminate this Declaration and deliver such shares, Securities or beneficial interests ratably among the Shareholders in redemption of their Shares.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1. Applicable Law. This Declaration has been filed with the Secretary of State of the Commonwealth of Massachusetts and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of such Commonwealth.

     Section 8.2. Index and Headings for Reference Only. The index and headings preceding the text, articles and sections hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

     Section 8.3. Successors in Interest. This Declaration and the Trustees' Regulations shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, legatees, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, legatees, distributees and legal representatives.

     Section 8.4. Inspection of Records. Trust records (including a list of the names and addresses of all Shareholders) shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a Massachusetts business corporation would be available for inspection by shareholders under the laws of the Commonwealth of Massachusetts. Except as specifically provided for in this Declaration, Shareholders shall have no greater right than shareholders of a Massachusetts business corporation to require financial or other information from the Trust, Trustees, employees, officers or agents of the Trust. Any Federal or state securities administration or other similar authority shall have the right, at reasonable times during business hours and for proper purposes, to inspect the books and records of the Trust.

     Section 8.5. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts-together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 8.6. Provisions of the Trust in Conflict with Law or Regulations.

             (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Code, or with other applicable Federal or state laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees, prior to such determination). A certification in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration with the Conflicting Provisions deleted signed by a majority of the Trustees, shall be conclusive evidence of such determination when filed with the Secretary of State of the Commonwealth of Massachusetts. The Trustees shall not be liable for failure to make any determination under this Section 8.6(a). Nothing in this Section 8.6(a) shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in Section 7.3 hereof.

             (b) If any provision of this Declaration shall be held by any Federal or state court having jurisdiction over the issues to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     Section 8.7. Certifications. The following certifications shall be final and conclusive as to any persons dealing with the Trust:

             (a) a certification of a vacancy among the Trustees by reason of resignation, removal, increase in the number of Trustees, incapacity, death or otherwise, when made in writing by a majority of the remaining Trustees;

             (b) a certification as to the individuals holding office as Trustees or Managing Trustees or officer at any particular time, when made in writing by any Trustee;

             (c) a certification that a copy of this Declaration or the Trustees' Regulations is a true and correct copy thereof as then in force, when made in writing by the Managing Trustee or by any other Trustee;

             (d)  the certifications referred to in Sections 7.3 and 8.6(a); and

             (e) a certification as to any actions by Trustees, other than the above, when made in writing by the Managing Trustee or by any other Trustee.

     Section 8.8 Records and Minutes. The Trustees shall keep correct and complete books and records of account and minutes of the proceedings of the Shareholders, the Trustees and any committee of the Trustees. Any of the foregoing books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

     IN WITNESS WHEREOF, the undersigned being all of the current Trustees have both signed and sealed these presents all on the day and year first above written.

                                         /s/ Peter M. Stein
                                    PETER M. STEIN

                                         /s/ Jay Goldman
                                    JAY GOLDMAN

                                         /s/ Robert H. Reibstein
                                    ROBERT H. REIBSTEIN